UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2016

Open Text Corporation

(Exact name of Registrant as specified in its charter)

Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Frank Tompa Drive,

Waterloo, Ontario, Canada N2L 0A1

(Address of principal executive offices)

(519) 888-7111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously announced by Open Text Corporation (OpenText or the Company) on September 12, 2016, and reported on OpenText’s Current Report on Form 8-K dated September 12, 2016, the Company entered into a Master Acquisition Agreement dated September 12, 2016 (the Master Acquisition Agreement), with EMC Corporation, a Massachusetts corporation, EMC International Company, a company organized under the laws of Ireland, and EMC (Benelux) B.V., a besloten vennootschap organized under the laws of Netherlands (collectively referred to as Dell-EMC), pursuant to which OpenText has agreed to acquire (the Anticipated Acquisition) certain assets and assume certain liabilities of the enterprise content division of Dell-EMC (the ECD Business). The Anticipated Acquisition is expected to close within 90 to 120 days of the date of the Master Acquisition Agreement and is subject to customary regulatory approvals and closing conditions.

Filed herewith under the exhibits are the following:

•	Audited consolidated financial statements of the ECD Business as of December 31, 2015 and 2014 and for the years ended December 31, 2015 and 2014.

•	Unaudited consolidated financial statements of the ECD Business as of September 30, 2016 and December 31, 2015 and for the nine months ended September 30, 2016 and 2015.

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2016, presented as if the Anticipated Acquisition and the financing transactions described therein occurred on September 30, 2016, and the Unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended June 30, 2016 and for the three months ended September 30, 2016, presented as if the Anticipated Acquisition of the ECD Business and the financing transactions described therein occurred on July 1, 2015.

The Company is not yet required to file the historical financial statements of the ECD Business under Article 3-05 of Regulation S-X under the Securities Act of 1933, as amended (the “Securities Act”), or pro forma financial statements giving effect to the Anticipated Acquisition under Article 11 of Regulation S-X under the Securities Act on a Current Report on Form 8-K. However, the Company is filing the historical audited and unaudited financial statements of the ECD Business and the unaudited pro forma condensed consolidated financial statements with this Current Report on Form 8-K to aid investor understanding and to comply with the rules of the Canadian securities regulatory authorities in connection with a proposed offering of its common shares that is being made in each of the provinces of Canada in addition to the United States.

The Acquisition

On September 12, 2016, OpenText entered into the Master Acquisition Agreement to acquire the ECD Business. The purchase price for the Anticipated Acquisition, which is payable in cash, is approximately $1.62 billion.

OpenText expects the initial closing of the Anticipated Acquisition to take place within 90 to 120 days of the date of the Master Acquisition Agreement, except in certain jurisdictions where requirements of local law require the transfer of local assets and liabilities to be deferred to a later date. The consummation of the Anticipated Acquisition is subject to certain customary conditions. The consummation of the Anticipated Acquisition is not subject to any financing condition. Further information about the Anticipated Acquisition, including a copy of the Master Acquisition Agreement, is contained in OpenText’s Current Report on Form 8-K filed with the SEC and the applicable Canadian securities regulatory authorities on September 13, 2016 and September 12, 2016, respectively.

The ECD Business

The following information should be read in conjunction with the financial statements of the ECD Business as of and for the years ended December 31, 2015 and 2014, and as of September 30, 2016 and for the nine months ended September 30, 2016 and 2015, included in this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2.

The ECD Business provides enterprise software and cloud solutions that help organizations leverage their business content throughout its lifecycle to drive their digital agenda. The ECD Business’ offerings include enterprise content management solutions and archiving software. The ECD Business’ enterprise content management solutions enable the digitization and flow of content through organizations and include intelligent capture of information, enterprise content library services, customer communications, information governance and compliance as well as purpose built industry solutions. The ECD Business’ archiving software helps customers take cost out of their current information technology (IT) environments by archiving inactive information to decommission legacy applications and make their current applications run better.

The ECD Business is headquartered in Pleasanton, California. The ECD Business employs approximately 2,000 individuals and has more than 5,600 customers worldwide across the Americas, the “EMEA” region, which primarily consists of countries in Europe, Africa, and the Middle East, and the “Asia Pacific” region, which primarily consists of Japan, Australia, China, Korea, Philippines, Singapore and New Zealand. Customers of the ECD Business operate in a wide range of industry verticals, including those in which OpenText has a strong presence as well as those that complement OpenText’s current industry focus. For the year ended December 31, 2015, the ECD Business had revenue of approximately $581 million and gross profit of $384 million, compared to $629 million and $404 million in 2014, respectively. From 2014 to 2015, the ECD Business’ gross margins increased from 64.2% to 66.1%.

The ECD Business offers a suite of leading Enterprise Content Management (ECM) solutions with deep industry focus, including the Documentum™, InfoArchive™ and LEAP™ product families, as well as a secondary portfolio of related products. The Anticipated Acquisition is expected to deepen OpenText’s existing Enterprise Information Management (EIM) offerings with a substantial portfolio focused on ECM and Information Life Cycle Management markets.

•	Documentum features a set of proven products that enable customers to better manage content across the enterprise with security and compliance. It consists of an expansive portfolio of products, including but not limited to Documentum Content Server, Documentum Records Manager, Documentum D2, and Documentum xCP. The Documentum product line also includes industry solutions for life science, healthcare, energy and engineering, addressing activities such as clinical trials, regulatory submissions, medical image management, capital projects management, and asset operations.

•	InfoArchive enables IT organizations to decommission legacy apps and archive inactive data, significantly reducing IT costs. It also extracts data from these legacy environments for reuse in third-platform applications and for more complete analysis and insight.

•	LEAP offers a next-generation SaaS platform for ECM. It is comprised of a set of consumer-grade, end-user productivity apps that enable users to access, share, create and collaborate on content in entirely new ways across any device.

•	Related portfolio products include Captiva, ApplicationXtender, Document Sciences xPression, and eRoom, which provide capabilities in the areas of information capture, document management, customer communications management, and collaboration.

The ECD Business markets and sells its products through a direct sales force and indirect channels such as independent distributors and value-added resellers.

Strategic Rationale for the Anticipated Acquisition

We anticipate the Anticipated Acquisition will provide several significant strategic benefits to OpenText, including the following:

•	Expand OpenText’s EIM products and services portfolio. The Anticipated Acquisition is expected to deepen OpenText’s EIM offering with a set of proven products that enable customers to manage content across the enterprise with security and increased information governance and compliance.

•	Onboard deep industry solutions, intellectual property and expertise. The Anticipated Acquisition will bring new capabilities focused on the ECM and Information Management Lifecycle markets, a strong intellectual property portfolio and approximately 2,000 employees with deep market and industry experience.

•	Access a new installed base of marquee customers in key verticals. The Anticipated Acquisition adds solutions and capacity to the OpenText portfolio for the healthcare, life sciences and public sector verticals, while strengthening OpenText’s presence in financial services, utilities and industrial goods. The ECD Business’ products are deployed to the ten largest global pharmaceutical companies, nine of the ten largest global banks, nine of the ten largest global insurance companies, seven of the ten largest global oil and gas companies and eight of the ten largest U.S. utility companies. The ECD Business’ products are deployed to more than 5,600 customers globally.

•	Provide mutual cross-sell opportunities for both OpenText EIM and ECD Business customers. We believe the Anticipated Acquisition has the potential to enable OpenText to cross-sell its EIM portfolio to the ECD Business’ customers as well as offer the ECD Business customers OpenText cloud services, managed service arrangements and SaaS offerings.

•	Consistent with our M&A growth strategy. We have a stated goal of driving growth with selective acquisitions. Over the past several years, we have acquired companies that augment our existing solutions and expand our reach into new adjacent areas and geographies. We believe the Anticipated Acquisition underscores what we view as a core competitive advantage in sourcing, acquiring and integrating highly complementary companies.

Preliminary Financial Impact of the Anticipated Acquisition

The Company believes that the Anticipated Acquisition will contribute strong recurring revenues, net income and operating cash flow to OpenText. We expect to be able to align the ECD Business with OpenText’s target adjusted operating margin profile within 12 months of the completion of the Anticipated Acquisition, driven in large part by anticipated cost savings realized from the following areas:

•	The elimination of duplicate corporate level costs;

•	Lower marketing and branding costs;

•	Efficiencies from increased scale of operations;

•	The migration of customer support, services, research and development and general and administrative labor to lower cost jurisdictions; and

•	Sales channel efficiencies.

We expect to incur non-recurring, one-time transition costs of approximately $15 million related to anticipated IT integration, employee on-boarding and contract negotiation, in the first year post closing. In addition, OpenText may incur other non-recurring, one-time transaction charges related to severance expenses and restructuring associated with the Anticipated Acquisition. These charges are similarly expected to be realized in the first year after closing.

OpenText anticipates that the Anticipated Acquisition will be accretive to the Company’s earnings per share (EPS) and non-GAAP-based EPS, beginning in the quarter the Anticipated Acquisition closes.

We caution you that OpenText may not realize the anticipated benefits of the Anticipated Acquisition. Additionally, the ECD Business is subject to risks similar to those applicable to OpenText’s existing business, and OpenText will continue to be subject to those risks following the Anticipated Acquisition. Such risks may be exacerbated should the Anticipated Acquisition close and the ECD Business’ products are added to OpenText’s existing EIM portfolio. See “Risk Factors” in Item 1A of OpenText’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016 and in Item 1A of OpenText’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016.

Forward-Looking Statements

This report contains forward-looking statements concerning the future performance of OpenText’s business, its operations and its financial results and condition, including with respect to the Anticipated Acquisition, the financing transactions related to the Anticipated Acquisition, the anticipated cost savings from the Anticipated Acquisition and accretion to EPS and non-GAAP-based EPS beginning in the quarter the Anticipated Acquisition closes, and the anticipated integration of the ECD Business. Forward-looking statements are identified by words or phrases such as “anticipates”, “expects”, “believes”, “estimates”, “intends”, “could”, “may”, “plans”, “predicts”, “projects”, “will”, “would”, “foresees” and other similar expressions or the negative of these terms. These statements reflect beliefs and assumptions which are based on OpenText’s perception of historical trends, current conditions and expected future developments, as well as other factors management believes are appropriate in the circumstances. OpenText’s beliefs and assumptions are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and, as such, are subject to change. OpenText’s beliefs and assumptions may prove to be inaccurate and consequently the Company’s actual results could differ materially from the expectations set out herein.

Actual results or events could differ materially from those contemplated in such forward-looking statements as a result of risks and uncertainties. Certain of these risks and uncertainties are described from time to time in OpenText’s filings with the SEC, including, but not limited to OpenText’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, as well as documents filed with securities regulatory authorities in Canada. If any of these risks or uncertainties materialize or any of these assumptions prove incorrect, the actual results or performance of OpenText and its consolidated subsidiaries could differ materially from those expressed or implied by forward-looking statements. Any forward-looking statement the Company makes in this report speaks only as of the date on which it is made. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict these events or how they may affect the Company. In any event, these and other important factors may cause actual results to differ materially from those indicated by the Company’s forward-looking statements. The Company has no duty, and does not intend, to update or revise the forward-looking statements made in this document, except as may be required by law. In light of these risks and uncertainties, future events or circumstances described in any forward-looking statement in this document might not occur.

Item 9.01 Financial Statements and Exhibits

(a) Audited Consolidated Financial Statements of the ECD Business

The following audited financial statements of the ECD Business are included as Exhibit 99.1 to this Current Report on Form 8-K:

•	Report of Independent Auditors, Pricewaterhouse Coopers LLP

•	Consolidated Balance Sheets as of December 31, 2015 and 2014

•	Consolidated Statements of Operations for the years ended December 31, 2015 and 2014

•	Consolidated Statements of Cash Flows for the years ended December 31, 2015 and 2014

•	Consolidated Statements of Changes in Net Investment of Parent for the years ended December 31, 2015 and 2014

•	Notes to the Audited Consolidated Financial Statements

(b) Unaudited Consolidated Financial Statements of the ECD Business

The following unaudited financial statements of the ECD Business are included as Exhibit 99.2 to this Current Report on Form 8-K:

•	Consolidated Balance Sheets as of September 30, 2016 and December 31, 2015

•	Consolidated Statements of Operations for the nine months ended September 30, 2016 and 2015

•	Consolidated Statements of Cash Flows for the nine months ended September 30, 2016 and 2015

•	Notes to the Unaudited Consolidated Financial Statements

(c) Unaudited Pro Forma Condensed Consolidated Financial Statements

The Unaudited Pro Forma Condensed Consolidated Financial Statements of OpenText, giving effect to the Anticipated Acquisition and the financing transactions described therein as if they occurred on September 30, 2016 for the Unaudited Pro Forma Condensed Consolidated Balance Sheet, and on July 1, 2015 for the Unaudited Pro Forma Condensed Consolidated Statements of Income for the year ended June 30, 2016 and for the three months ended September 30, 2016, are included as Exhibit 99.3 to this Current Report on Form 8-K:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2016

•	Unaudited Pro Forma Condensed Consolidated Statement of Income for the three months ended September 30, 2016

•	Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended June 30, 2016

•	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Independent Accountants, PricewaterhouseCoopers LLP

99.1	Audited consolidated financial statements of the ECD Business, as of and for the years ended December 31, 2015 and 2014 and the notes related thereto

99.2	Unaudited consolidated financial statements of the ECD Business as of September 30, 2016 and December 31, 2015 and for the nine months ended September 30, 2016 and 2015 and the notes related thereto

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements of OpenText after giving effect to the Anticipated Acquisition and the financing transactions described therein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

December 9, 2016	By:	/s/ John M. Doolittle
John M. Doolittle Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Accountants, PricewaterhouseCoopers LLP

99.1	Audited consolidated financial statements of the ECD Business, as of and for the years ended December 31, 2015 and 2014 and the notes related thereto

99.2	Unaudited consolidated financial statements of the ECD Business as of September 30, 2016 and December 31, 2015 and for the nine months ended September 30, 2016 and 2015 and the notes related thereto

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements of OpenText after giving effect to the Anticipated Acquisition and the financing transactions described therein